UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 1, 2004
Date of Report (Date of earliest event reported)

(Exact name of registrant as specified in its charter)

Delaware	000-49604	22-1852179
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12015 Lee Jackson Highway, Fairfax, VA                                                              22033
     (Address of principal executive offices)                                                               (Zip Code)

(703) 218-6000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction A.2.)

[    ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.05.          Amendment to the Registrant's Code of Ethics

On November 1, 2004, the Company adopted a revised edition of its Standards of Ethics and Business Conduct ("Standards"), which is a "code of ethics" consistent with Item 406(b) of Regulation S-K. The revised Standards, among other changes, includes a separate section captioned "Financial Code of Ethics for the Chief Executive Officer, the President, the Chief Financial Officer and Other Employees with Financial Reporting Responsibilities," that requires certain of our employees to adhere to additional standards of ethics and conduct, consistent with the requirements and regulations of the Securities Exchange Commission. This separate section was added to consolidate the standards applicable to those employees that were contained in disparate sections of the prior version of the Standards, as well as in other Company policies.

A copy of the revised Standards is attached as Exhibit 14 to this Report on Form 8-K.

ITEM 9.01.          Financial Statements and Exhibits

(c) Exhibits. The following exhibit is filed with this Report on Form 8-K:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
14	Code of Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             MANTECH INTERNATIONAL CORPORATION

Date: November 4, 2004	/s/ Ronald R. Spoehel Ronald R. Spoehel Executive Vice President and Chief Financial Officer